UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

PhaseRx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37772	20-4690620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Harrison Street, Suite 300 Seattle, Washington	98119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 805-6300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported by PhaseRx, Inc. (the “Company”), pursuant to bidding procedures approved by the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), bids for substantially all of the Company’s assets were due on Monday, January 22, 2018.

On January 24, 2018, an auction for substantially all of the assets of the Company was held as scheduled but did not conclude. The auction remained open and was re-convened on January 30 and then again on January 31, 2018. At the conclusion of the auction, Roivant Sciences GmbH (“Roivant”) was selected as the highest and best bid for the assets with a purchase price of $800,000, in addition to other good and valuable consideration, consisting of assumption of certain liabilities and a note between Roivant and Hercules Capital, Inc. (“Hercules”), the Company’s senior secured lender, that includes milestone payments to pay down the Hercules secured debt, among other items. The sale of substantially all of the Company’s assets is subject to the Bankruptcy Court approval, and the Company sought approval of the sale of substantially all of its assets to Roivant as the winning bidder before the Bankruptcy Court on January 31, 2018. All proceeds from the auction will be used to satisfy the Company’s liabilities to the Company’s creditors.

On January 31, 2018, the Company and Roivant entered into an Asset Purchase Agreement, memorializing the foregoing terms of Roivant’s bid. Pursuant to the Asset Purchase Agreement, the closing of the sale of substantially all of the assets of the Company is expected to take place on February 2, 2018, subject to the satisfaction of customary closing conditions.

The description of the Asset Purchase Agreement is qualified in its entirety by reference to a copy of the Asset Purchase Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated January 31, 2018, between PhaseRx, Inc. and Roivant Sciences GmbH

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseRx, Inc.

Date: February 1, 2018	By:	/s/ Robert W. Overell
Robert W. Overell, Ph.D.
Chief Executive Officer